2025 Annual Meeting of Shareholders Presentation June 5, 2025 | NASDAQ:PBHC William A. Barclay Chairman of the Board James A. “Jim” Dowd President & CEO Justin K. Bigham Senior VP & CFO

Welcoming Remarks William A. Barclay | Chairman of the Board

Forward Looking Statements Pathfinder Bancorp, Inc. (“Pathfinder” or the “Company”) is the holding company for Pathfinder Bank (“the Bank”). Forward-Looking Statements Certain statements contained herein are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions, or future or conditional verbs, such as “will,” “would,” “should,” “could,” or “may.” These forward-looking statements are based on current beliefs and expectations of the Company’s and the Bank’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s and the Bank’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to: risks related to the real estate and economic environment, particularly in the market areas in which the Company and the Bank operate; fiscal and monetary policies of the U.S. Government; inflation; tariffs; changes in government regulations affecting financial institutions, including regulatory compliance costs and capital requirements; fluctuations in the adequacy of the allowance for credit losses; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; the risk that the Company may not be successful in the implementation of its business strategy; changes in prevailing interest rates; credit risk management; asset-liability management; and other risks described in the Company’s filings with the Securities and Exchange Commission, which are available at the SEC’s website, www.sec.gov. Non-GAAP Financial Measures This presentation may contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position, or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet, or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measure in the appendix to this presentation.

Introduction of Directors, Management and Guests Conduct of the Meeting Notice and proxy Report of Inspector of Elections Meeting proposals Call for vote Management Presentation, Questions & Answers to Follow Results of Shareholder Vote Meeting Adjournment Agenda 2025 Annual Meeting of Shareholders

Pathfinder Bancorp, Inc. Director Since Eric Allyn 2022 David A. Ayoub 2012 William A. Barclay 2011 Tony Scavuzzo 2023 Meghan Crawford-Hamlin 2022 James A. Dowd 2023 John P. Funiciello 2011 Adam C. Gagas 2014 Melanie Littlejohn 2016 John F. Sharkey, III 2014 Lloyd “Buddy” Stemple 2005 Board of Directors

Executive Officers Name Title Current Position Since James A. Dowd, CPA President & Chief Executive Officer 2022 Justin K. Bigham, CPA Senior Vice President, Chief Financial Officer 2024 Robert G. Butkowski Senior Vice President, Chief Operating Officer 2024 William D. O’Brien Senior Vice President, Chief Risk Officer & Corporate Secretary 2020 Joseph F. Serbun Senior Vice President, Chief Credit Officer 2024 Joseph P. McManus Senior Vice President, Chief Information Officer 2024 Ronald G. Tascarella Senior Vice President, Chief Lending Officer 2024

Independent Registered Public Accounting Firm Jamie L. Card, CPA Partner, Bonadio & Company, LLP

Business of 2025 Annual Meeting of Shareholders The election of four directors for a three-year term: Meghan Crawford-Hamlin Eric Allyn Adam Gagas Melanie Littlejohn The ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2025.

Executive Management Presentation James A. Dowd President and Chief Executive Officer Justin K. Bigham Senior Vice President and Chief Financial Officer

Who We Are Our Mission: To foster relationships with individuals and businesses within our communities to be the financial provider of choice. Our goal is to continually enhance the value of the Bank for the benefit of our shareholders, customers, employees, and communities. Our Vision: At Pathfinder Bank, we strive to be the local bank our community trusts. Our Core Values: Competent Professionals Service-Driven A Family Respectful Compassionate Proud Honest Each Value is embedded into our internal communications, recognition programs, training, and team initiatives.

At a Glance Company Overview Employee Commitment 26.9% of our team members have been with us for 10 years or more (as of December 31, 2024). We continue to invest in retention, leadership development, and team engagement as strategic priorities for 2025 and beyond.

Market Leadership and Reach Market Position #1 in Oswego County: 47.7% of all deposits 5th largest in combined Oswego and Onondaga Counties: 7.9% market share among 15 institutions (FDIC data as of June 30, 2024) Strategic Growth 2024 Acquisition: Expanded into East Syracuse through a strategic branch acquisition. Our Expanding Presence 7 branches in Oswego County 5 branches in Onondaga County 1 limited-purpose office in Oneida County

Who We Serve Our strategic focus is on: Deepening our presence in Onondaga County by nurturing and retaining acquired relationships while attracting new customers to capture a larger share of the local market. Maximizing wallet share with our existing business and retail customers, enhancing the value of each relationship. Targeting small to mid-sized businesses, focusing on scalable growth opportunities and driving new business acquisition. We are committed to cultivating deep, long-term relationships with our customer base, capturing the full wallet, and positioning ourselves as the go-to banking partner for both individuals and businesses. This growth will be supported by continued investments in our team, product innovations, and operational capabilities to meet the evolving needs of our target markets. Pathfinder Bank offers a comprehensive suite of banking products and services to individuals, families, businesses, and municipalities throughout the Central New York region.

Who We Serve We believe in an interdependent relationship where our growth is directly tied to the well-being of the Central New York community. We are committed to strengthening this connection by actively engaging with and supporting the local people, businesses, and organizations that make our region thrive. Our efforts include: Volunteerism & Board-Level Leadership: Our leaders and employees dedicate their time and expertise to serve on local boards, committees, and community organizations, ensuring that we are a part of the solutions that drive regional progress. Supporting Local Causes: We contribute not only financially, but with time and resources, to organizations and initiatives that directly benefit our neighborhoods, schools, and local nonprofits. Donations & Sponsorships: Pathfinder Bank actively sponsors local events and makes strategic donations to programs that align with our values, strengthening the fabric of our community and enhancing quality of life.

Executive Leadership Team Since mid-2024, Pathfinder Bank has strategically enhanced its executive leadership team through thoughtful succession planning and dynamic internal promotions. Our leaders bring deep expertise, a commitment to operational excellence, and a vision for sustainable growth. Significant Experience & Insider Ownership Extensive expertise in the Upstate New York banking market, including leadership roles and tenure at larger regional financial institutions including M&T, Community Bank, and Five Star Bank. Successful strategic transitions and promotions demonstrating strong internal leadership development. 21.7% inside ownership (31.6% including Castle Creek)* Justin Bigham Title: Chief Financial Officer Role Since: 2024 Banking Experience: 20+ Rob Butkowski Title: Chief Operating Officer Role Since: 2024 Banking Experience: 28 Joe McManus Title: Chief Information Officer Role Since: 2024 Banking Experience: 16+ Will O’Brien Title: Chief Risk Officer Role Since: 2020 Banking Experience: 27 Joe Serbun Title: Chief Credit Officer Role Since: 2024 Banking Experience: 40+ Ron G. Tascarella Title: Chief Lending Officer Role Since: 2024 Banking Experience: 20 James A. Dowd Title: President & CEO Role Since: 2022 Banking Experience: 30+ * Percentage of voting common shares outstanding from 2025 proxy; Inside ownership includes Employee Stock Ownership Plan (6.3%, as adjusted for ESOP shares owned by Executive Officers) and all Directors and Executive Officers (15.4%)

Advancing on a Strategically Developed Path In 2024, we proudly celebrated 165 years of steadfast service to our customers and communities. This milestone year was marked by: Expansion of Our Footprint: Extending our reach to better serve our growing customer base. Team Growth & New Partnerships: Strengthening ties with our communities, vendors, and expanding our customer base, all while reinforcing the trust and partnerships that are foundational to our continued success. With refreshed leadership, streamlined processes, and a spirit of collaboration, we have established a strong foundation for continued success. As we reflect on the achievements and challenges of 2024, we remain optimistic about the future, confident in the solid groundwork we’ve laid and the focused direction ahead. Looking forward, we are aligned in our efforts to build on these successes, driving growth and creating lasting value for our stakeholders. Let us now review our 2024 performance and share our vision for the future.

Strategic Execution to Date Successful East Syracuse Branch Acquisition Enhanced access to growing Onondaga County Added talented branch team through the acquisition Hired additional Onondaga County focused commercial and small business lenders Acquired ~$185 million in low-cost deposits Deposit retention >97% through year end 2024 Expanded Bank’s total customer relationships by ~25% 67.2% 10.3% 48% 26% July 2024 branch acquisition enabled a dramatic reduction in the Bank’s total borrowings and funding costs, significantly improved our deposit mix, supporting net interest margin (NIM) expansion.

East Syracuse Branch Acquisition enabled a dramatic reduction in the Bank’s total borrowings and funding costs, significantly improved our deposit mix, supporting net interest margin (NIM) expansion. Since 2020, Pathfinder Bank has demonstrated steady expansion across key financial metrics Book Value per Common Share CAGR of 3.1% 2020-2024 Tangible Book Value per Common Share* CAGR of 2.2% TBV/Share 4.2% decline from 2023 to 2024 reflects goodwill acquired as part of 2024 East Syracuse branch acquisition Loan growth CAGR of 2.7% from 2020-2024 Deposit CAGR of 4.9%; 7.5% increase 2023-2024 Shareholders’ equity CAGR of 5.6% Strategic Execution to Date Balance Sheet Strength – A Foundation for Success *Please see appendix for reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure

Strategic Execution to Date Valuable Core Deposit Franchise Local Lending Funded by the Community Local deposits funding local lending – meeting the needs of CNY customers is at the core of our community bank’s purpose These stable and low-cost core deposits reflect the depth and breadth of Pathfinder’s community relationships Consistently maintain deposits per branch in excess of $100,000, a key industry benchmark No. 1 deposit market share leader in Oswego County (48% in 2024); No. 2 bank holds 15% No. 8 among all banks and No. 4 among community banks in Onondaga County as adjusted for July 2024 East Syracuse branch acquisition Syracuse is a growth market that will benefit from our highly personalized community bank approach. *Non-brokered deposits excluding certificates of deposit of $250,000 or more.

Strategic Execution to Date Local Commercial, Residential and Consumer Lending Experienced In-Market Lender Well positioned to meet customers’ financing needs with abundant liquidity and a 1Q25 loan/deposit ratio of 72.1%. Residential mortgages and other consumer loans CAGR of 2.5% from 2020-2024, including a 1.9% increase from 2023 to 2024. Commercial loans CAGR of 2.9%, including a 3.0% increase from 2023 to 2024. Commercial loans consistently represent over half of total loans, distinguishing Pathfinder from many similar-size peers CRE/RBC ratio was just 182.6%* at the end of 1Q25; well below both the 300% regulatory threshold and the median for commercial banks with $1B to $5B in assets *Construction and development, multifamily, and non-owner occupied CRE loans as a percentage of Pathfinder Bank total capital **Total loan balances are presented net of deferred fees

Strategic Execution to Date Proactive Credit Risk Management Reshaping Credit Risk Management to Ensure Quality and Resilience Comprehensive loan portfolio review completed 3Q24 by current leadership team, requiring $9M provision for certain legacy originated and purchased loans Ongoing rigorous loss mitigation practices and monitoring continues; collateral and reserves recalibrated on a quarterly basis to minimize loss exposure; producer incentives refined to support current leadership team’s risk management focus Although the journey is not linear, we intend to continue enhancing our credit policies and underwriting to improve asset quality over time During 1Q25, NPLs improved by 40% and declined to 1.45% of loans at quarter end

Strategic Execution to Date Focus on Productive Revenue Sources Community Banking Services for All Our Central New York Customers Disciplined asset and liability pricing contributed to net interest income of $11.4 million* in 1Q25, up 10% from 4Q24 and 21% from 1Q24 Wealth management transition to Principal Financial Network at the end of 1Q25 will increase the number of advisors from one to four advisors over the next several quarters. Additionally, this outsourced model eliminates financial advisor costs with a shared revenue model, more than doubling the margin of the business, enhancing both fee income and the efficiency ratio over next several years Enhanced capital by exiting insurance business for a gross, pre-tax gain of $3.2 million, or more than 18 times the average annual operating profit over the last five years * 1Q25 net interest income and revenue include ~$0.3 million from 2024 interest recovered from loans removed from nonaccrual status and prepayment fee income

Strategic Execution to Date Earnings Power Reflected in 1Q25 EPS Maintaining a Resilient NIM and Profitability Effective balance sheet management and pricing created a resilient net interest margin (NIM) through the volatile rate and economic environment from 2020 to date The aforementioned loan portfolio review performed in 3Q24 was the primary reason for 2024 net income decline Pre-tax, pre-provision net income** (PTPPNI), which is a metric widely used to evaluate the core profitability of a bank without giving effect to income taxes and credit costs, grew by 26% in 1Q25 from 4Q24 and 17% from 1Q24. Profitability to date, including annualized PTPPNI of $16.7 million in 1Q25, and future earnings expectations are reflected in a firm commitment to the common stock dividend, which Pathfinder has paid for 27 consecutive years, including last year’s 11% increase in the quarterly payout to $0.10 per share, or $0.40 annually. * 2024 EPS was reduced by ~$1.45 for provision expense that primarily resulted from the comprehensive loan portfolio review completed in 3Q24 that Pathfinder elected to undertake as part of its ongoing commitment to continuously improve its credit risk management approach. ** Please see appendix for reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure.

Strategic Priorities for 2025-2026 Improve Asset Quality Metrics Continue ongoing efforts to continuously enhance the Company’s proactive credit risk management approach and improve asset quality metrics over the long-term. Pricing, origination, and underwriting of new loans, servicing and collection of existing loans, and active management of the Bank’s criticized and classified assets are essential elements of this effort. Defend Net Interest Margin Defend NIM by maintaining loan and deposit pricing discipline in the marketplace and continuing diligent asset and liability management overall in an uncertain and varying interest rate environment. Enhance Profitability Accelerate efforts to grow net interest income and total revenue at a faster rate than non-interest expense, with continued emphasis on operating expense management, and sustainably improve return on average assets (ROAA), return on average equity (ROAE) and other profitability metrics. Improve Wealth Management Contribution Accelerate top- and bottom-line contributions from newly reorganized wealth management offering. Continue Building Central New York Relationships Continue building multifaceted lending and core-deposit relationships with commercial and retail customers across our CNY communities. Capitalize on Regional Economic Transformation Maximizing the potential created by unprecedented public and private investments in the semiconductor and technology industry ecosystem within Pathfinder’s existing CNY markets.

1 Million 1,000,000 seconds ≈ 11.6 days How Big is A Billion? 158x the height of Mt. Everest 1 Billion 1,000,000,000 seconds 100 Billion 100,000,000,000 seconds ≈ 31.7 years ≈ 3,170 years

Well Positioned for CNY Economic Transformation Unprecedented Public and Private Investment in Our Markets $100 Billion - Announced in 2022 following passage of the bi-partisan U.S. CHIPS & Science Law, Micron plans to build the United States’ largest semiconductor fabrication facility on the 1,400-acre site is expected to create about 50,000 direct and indirect jobs. (Update provided in the Onondaga County Executive’s State of the County address, 3/20/25) “Micron Technology plans to start construction this fall on its massive chipmaking complex in the town of Clay — and keep building virtually nonstop for 16 years.” (Syracuse Post-Standard, 5/5/25)

GlobalFoundries' Impact on Saratoga County A Real-Life Example of the “Micron Effect” Proven Economic Transformation | 2009–2019 As we consider the ripple effects of semiconductor investment in our region, GlobalFoundries' Fab 8 in Malta, NY offers a powerful precedent - with measurable, lasting impact. Highlights from the First Decade: $15 Billion Invested in construction, equipment, and R&D 3,021 full-time jobs created - double initial projections 17,000+ indirect jobs across the Capital Region $379M annual payroll (2018) | Avg. salary: $97,619 66% of employees lived in Saratoga County Construction surged to $4M/day at its peak $102M+ paid in local taxes (county, town, school)

Well Positioned for CNY Economic Transformation

Unprecedented Public and Private Investment in Our Markets


PORT OF OSWEGO AUTHORITY
WAREHOUSE MODERNIZATION PROJECT
INTERIOR VIEW
C&S

Rendering of interior of proposed climate-controlled warehouse at the Port of Oswego Authority. Rendering by C&S Companies, Syracuse

Additional Major Investments Already Announced

- **$120 Million** – For a new ON Semiconductor Corporation (Onsemi) facility on property recently purchased by the Fortune 500 company in in DeWitt. (Syracuse Post-Standard, 12/24/24)
- **$44 Million** – Federal funding "to pioneer the domestic manufacturing" of 5G technology and upgrade existing "state-of-the-art 5G manufacturing facilities" in Clay and Liverpool, NY (JMA Wireless, 12/13/24)
- **$40 Million** – Federal funding "for training workers to build and work in semiconductor plants, build and expand semiconductor supply chains, and subsidize laboratories and testing equipment for small and minority-owned businesses" across NY SMART I-Corridor Tech Hub along I-90 from Syracuse to Buffalo. (Syracuse Post-Standard, 7/2/24)
- **$27 Million** - For Onondaga County to "acquire shovel ready sites to recruit new businesses to the area," much of it "likely to be spent in the Northern suburbs, close to where Micron Technology plans to build." (Syracuse Post-Standard, 5/6/25)
- **$11 Million** – "Federal funding for the Port of Oswego to construct a new, climate-controlled warehouse for Upstate NY's growing semiconductor, renewable energy, and advanced manufacturing industries." (Sen. Chuck Schumer, 11/13/24)

PathFinder BANCORP, INC.
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Well Positioned for CNY Economic Transformation Traditional Community Banking in a High-Growth Market Accelerating Regional Growth The “2025 Centerstate CEO Economic Forecast for Central New York” found that 86% of regional business and community leaders describe CNY's 2025 economic outlook as good or excellent, while 52% plan increased capital investments this year, 77% forecast 2025 top-line growth, and 71% believe their companies will benefit from CNY's technology sector growth. To accommodate the growth anticipated in CNY, Onondaga County alone could require development of nearly 25,000 new housing units, including at least 3,000 additional rental units, by 2040. (“Onondaga County Housing Needs Assessment,” CZB Planning Consultants, June 2024) Unwavering Focus on Small- and Mid-Sized Business Pathfinder is already seeing increased customer activity from the investments in CNY’s high-tech economy, particularly in construction, residential development, warehousing, and general manufacturing. The bank’s customers are preparing to sell into new and established tech companies, their vendor, supply chain, and logistics networks, and their construction, infrastructure and development projects, as well as a much larger and stronger local consumer base. We continue to make deliberate investments, including hiring experienced East Syracuse-based small-business and middle-market lenders.

Why Pathfinder Bank

Unprecedented Public and Private Investment in Central New York Pathfinder is well-positioned to benefit from major investments transforming CNY into a national hub for semiconductors and high tech. Discounted Valuation and Meaningful Dividend Commitment to Continuous Improvement Focused on strengthening credit risk management, protecting margin, driving net interest income growth, and enhancing overall profitability. Valuable Deposit Franchise Longstanding, relationship based low-cost core deposits with renewed momentum, tapping into CNY’s future growth potential. Established Commercial Lending Strong commercial relationship lending foundation with disciplined underwriting and pricing will benefit from existing Syracuse MSA presence. PBHC trades at a discounted TBV* and EPS multiple vs. peers, while offering a competitive dividend yield. PBHC share price multiples based on Company data for the first quarter ended March 31, 2025 and market data as of May 30, 2025. Peer data represents the median for commercial banks listed on the NASDAQ or NYSE with $1B to $5B in assets as of most-recent-quarter end (Source: S&P Capital IQ on May 30, 2025) * Please see appendix for reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure. Strategically Aligned with the Region’s Evolving Economic Landscape

Questions

Voting Results William A. Barclay, Chairman Inspector of Elections Report William O’Brien, Corporate Secretary

2025 Annual Meeting of Shareholders Meeting Adjourned June 5, 2025 Thank you for Attending

Appendix: Reconciliation of Non-GAAP Financial Measures Used In This Presentation